Dreyfus
Disciplined Equity
Income Fund
Annual Report
October 31, 1997

Dreyfus Disciplined Equity Income Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that the performance of the Dreyfus Disciplined Equity Income Fund kept pace with the strong results of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") for the 12-month period ended October 31, 1997, as shown in the following table:

                                                 Total Return*
                                                 -------------
         Investor Shares                             32.01%
         Restricted Shares                           32.35%
         S&P 500 Index**                             32.10%

ECONOMIC REVIEW

   The U.S. economy has registered a step-up in growth in 1997 and incoming evidence suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and incoming orders imply continued strength. Even housing demand has reached new highs. Most incoming signals support sustained growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

     Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

MARKET OVERVIEW

   Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. For the same 12-month period, measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58%, the S&P 500 Index 29.96%, the Nasdaq Composite 30.43% and the Russell 2000 Index, 27.52%. These gains were after the drop that occurred the last week in October, and before counting the rebound that occurred in the first week of November.

   In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in large capitalized companies, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind -- but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source -- the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

     When the Dow Jones index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

     The influx of investors into stocks when prices dipped was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long term, when their prices are attractive, despite the recent volatility of the market averages.

PORTFOLIO FOCUS

   During the reporting period, we relied on our highly disciplined investment process which emphasizes higher yielding stocks that are undervalued and/or have improving earnings momentum. The five best performing stocks in the six-month period were Guidant (+69%), Gap (+67%), Ahmanson (HF) & Co. (+57%), Salomon (+56%), and Lilly (Eli) (+54%).

   Effective on or about January 16, 1998, the Fund's nonfundamental investment objective of seeking an above-average level of income along with moderate long-term growth of income and principal will be changed to seeking investment returns (including capital appreciation and income) consistently superior to the S&P 500 Index. In seeking to enhance the Fund's ability to meet its modified investment objective, certain of the Fund's nonfundamental investment policies also will be changed. Accordingly, under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities. The Fund will no longer invest in convertible bonds and preferred stocks; however, most of the stocks held by the Fund will pay dividends. The Fund will continue to manage risk by maintaining the structure of the Fund's portfolio similar to the S&P 500 Index, but will not overweight certain sectors in attempting to achieve higher yields. The principal effect of these changes will probably be to decrease slightly the portion of the Fund's total return attributable to investment income as compared to the portion attributable to price appreciation.

   We thank you for entrusting us with assets to manage on your behalf. We will maintain a disciplined approach in an effort to continue bringing you rewarding returns.

                                                     Sincerely,

                                                     /s/ Bert J. Mullins

                                                     Bert J. Mullins
                                                     Portfolio Manager

November 18, 1997 New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Disciplined Equity Income Fund                        October 31, 1997
------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED
             EQUITY INCOME FUND RESTRICTED SHARES AND THE STANDARD
                    & POOR'S 500 COMPOSITE STOCK PRICE INDEX


[INSERT PLOT POINTS FROM GRAPH HERE!!!!]

$20,667
Standard & Poor's 500
Composite Stock
Price Index*

$20,192
Dreyfus Disciplined
Equity Income Fund
(Restricted Shares)

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
-------------------------------------------------------------------------------

                   Investor Shares*                                         Restricted Shares*
---------------------------------------------------        --------------------------------------------------
Period Ended 10/31/97                                      Period Ended 10/31/97
-------------------------                                  ------------------------
1 Year                                      32.01%         1 Year                                     32.35%
From Inception (9/14/94)                    25.44          From Inception (9/2/94)                    24.90

------------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Restricted shares of Dreyfus Disciplined Equity Income Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Investor shares will vary from the performance of Restricted shares shown above due to differences in charges and expenses.

The Dreyfus Disciplined Equity Income Fund currently seeks to provide above-average income along with moderate long-term growth of principal and income by investing primarily in a diversified portfolio of dividend-paying stocks. It is currently anticipated that on or about January 16, 1998, the Fund's investment objective will change to seeking investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index. Of course, the change to the Fund's investment objective and related changes to certain of its investment policies do not guarantee any particular performance. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* Effective August 15, 1997, the Fund's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

Dreyfus Disciplined Equity Income Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stocks--96.8%                                                                         Shares               Value
-------------------------------------------------------------------------------            ------------      -------------
         Basic Industries--4.6%  Dow Chemical..................................                1,700         $     154,275
                                 duPont (EI) de Nemours........................                5,500               312,812
                                 Great Lakes Chemical..........................                2,000                94,000
                                 Imperial Chemical Industries, ADR.............                2,800               167,650
                                 Lubrizol......................................                3,150               121,275
                                 Mead..........................................                1,900               114,950
                                 Morton International..........................                2,600                85,800
                                 PPG Industries................................                3,600               203,850
                                 Potash Corp. Saskatchewan.....................                1,750               143,391
                                 Rohm & Haas...................................                1,100                91,644
                                 Weyerhaeuser..................................                1,950                93,112
                                                                                                              ------------
                                                                                                                 1,582,759
                                                                                                              ------------
        Capital Spending--17.5%  AlliedSignal...................................               3,700               133,200
                                 BCE...........................................               10,500               293,344
                                 Browning-Ferris Industries....................                2,600                84,500
                                 Caterpillar...................................                3,200               164,000
                                 Cooper Industries.............................                3,500               182,438
                                 Deere & Co....................................                2,200               115,775
                                 Eaton.........................................                1,950               188,419
                                 Emerson Electric..............................                2,000               104,875
                                 General Dynamics..............................                1,000                81,188
                                 General Electric..............................               15,400               994,263
                                 Hewlett-Packard...............................                3,700               228,244
                                 Ingersoll-Rand................................                5,950               231,678
                                 Intel.........................................                7,600               585,200
                                 International Business Machines...............                6,300               617,794
                                 Lockheed Martin...............................                2,956               281,005
                                 Lucent Technologies...........................                2,600               214,337
                                 Northrop Grumman..............................                  500                54,625
                                 Omnicom Group.................................                1,550               109,468
                                 Pitney Bowes..................................                3,200               253,800
                                 Raychem.......................................                1,300               117,731
                                 Raytheon......................................                3,700               200,725
                                 Texas Instruments.............................                1,900               202,706
                                 United Technologies...........................                2,500               175,000
                                 Xerox.........................................                5,950               471,909
                                                                                                              ------------
                                                                                                                 6,086,224
                                                                                                              ------------

        Consumer Cyclical--9.6%  American Greetings, Cl. A......................               3,500               121,406
                                 American Stores...............................                3,600                92,475
                                 Dayton Hudson.................................                4,150               260,672
                                 Disney (Walt).................................                2,100               172,725
                                 Ford Motor....................................               12,200               532,988
                                 Gannett.......................................                1,400                73,587
                                 Gap...........................................                3,550               188,816
                                 Goodyear Tire & Rubber........................                1,000                62,625
                                 Limited.......................................                4,500               106,031
                                 Liz Claiborne.................................                3,200               162,200


Dreyfus Disciplined Equity Income Fund

-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stock (continued)                                                                      Shares             Value
-------------------------------------------------------------------------------            ------------      -------------
 Consumer Cyclical (continued)   Marriott International........................                3,450         $     240,638
                                 May Department Stores.........................                2,350               126,606
                                 McGraw-Hill Cos...............................                2,350               153,631
                                 New York Times, Cl. A.........................                2,300               125,925
                                 Penney (J.C.).................................                4,500               264,094
                                 Sears, Roebuck................................                4,350               182,156
                                 Time Warner...................................                1,700                98,069
                                 Wal-Mart Stores...............................                9,900               347,738
                                                                                                              ------------
                                                                                                                 3,312,382
                                                                                                              ------------
        Consumer Staples--12.5%  Anheuser-Busch Cos.............................               4,200               167,737
                                 Avon Products.................................                3,100               203,050
                                 CPC International.............................                1,000                99,000
                                 Clorox........................................                2,000               140,000
                                 Coca-Cola.....................................                9,350               528,275
                                 Coca-Cola Enterprises.........................                4,800               135,000
                                 Colgate-Palmolive.............................                2,900               187,775
                                 ConAgra.......................................                5,800               174,725
                                 Dole Food.....................................                1,750                77,547
                                 Eastman Kodak.................................                1,450                86,819
                                 Gillette......................................                2,050               182,578
                                 Hershey Foods.................................                1,700                93,925
                                 Kimberly-Clark................................                4,000               207,750
                                 PepsiCo.......................................                9,600               353,400
                                 Philip Morris Cos.............................               11,550               457,669
                                 Procter & Gamble..............................                8,300               564,400
                                 Quaker Oats...................................                2,800               134,050
                                 Ralston-Purina Group..........................                  750                67,313
                                 Sara Lee......................................                3,250               166,156
                                 Unilever N.V..................................                5,600               298,900
                                                                                                              ------------
                                                                                                                 4,326,069
                                                                                                              ------------
                 Energy--10.6%   Amoco..........................................               2,850               261,309
                                 Atlantic Richfield............................                3,000               246,938
                                 Chevron.......................................                6,200               514,213
                                 Columbia Gas System...........................                2,300               166,175
                                 Exxon.........................................               11,600               712,675
                                 Halliburton...................................                2,600               155,025
                                 Mobil.........................................                3,400               247,563
                                 Pacific Enterprises...........................                6,500               212,469
                                 Phillips Petroleum............................                4,500               217,687
                                 Royal Dutch Petroleum, ADR....................                9,500               499,937
                                 Texaco........................................                5,600               318,850
                                 USX-Marathon Group............................                3,500               125,125
                                                                                                              ------------
                                                                                                                 3,677,966
                                                                                                              ------------
            Health Care--12.0%  American Home Products.........................                4,800               355,800
                                 Baxter International..........................                1,300                60,125
                                 Becton, Dickinson.............................                  800                36,850
                                 Bristol-Myers Squibb..........................                4,800               421,200

Dreyfus Disciplined Equity Income Fund

-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stock (continued)                                                                       Shares           Value
-------------------------------------------------------------------------------            ------------      -------------
       Health Care (continued)   Guidant.......................................                3,700         $     212,750
                                 Johnson & Johnson.............................                7,400               424,575
                                 Lilly (Eli)...................................               10,200               682,125
                                 Medtronic.....................................                3,300               143,550
                                 Merck & Co....................................                5,800               517,650
                                 Pfizer........................................                8,400               594,300
                                 Schering-Plough...............................                7,700               431,681
                                 SmithKline Beecham, ADS.......................                2,500               119,063
                                 Warner-Lambert................................                1,100               157,506
                                                                                                              ------------
                                                                                                                 4,157,175
                                                                                                              ------------
      Interest Sensitive--18.3%  Ahmanson (H F) & Co...........................                1,500                88,500
                                 Allstate......................................                4,051               335,980
                                 American National Insurance...................                2,700               259,200
                                 Banc One......................................               10,640               554,610
                                 BankAmerica...................................                5,600               400,400
                                 BankBoston....................................                1,260               102,139
                                 Bankers Trust NY..............................                3,000               354,000
                                 Bear Stearns Cos..............................                2,358                93,583
                                 Block (H & R).................................                4,150               153,550
                                 CIGNA ........................................                2,600               403,650
                                 Chase Manhattan...............................                3,340               385,353
                                 Countrywide Credit Industries.................                2,800                96,075
                                 Fannie Mae....................................                7,500               363,281
                                 First Chicago NBD.............................                7,017               510,487
                                 General Re....................................                  500                98,594
                                 Hartford Financial Services Group.............                2,850               230,850
                                 Merrill Lynch.................................                4,900               331,363
                                 PNC Bank......................................               10,650               505,875
                                 Providian Financial...........................                1,750                64,750
                                 SAFECO........................................                3,350               159,543
                                 Salomon.......................................                1,200                93,225
                                 SouthTrust....................................                2,900               139,200
                                 Summit Bancorp................................                4,050               172,884
                                 Travelers Group...............................                3,493               244,510
                                 Union Planters................................                3,400               201,662
                                                                                                              ------------
                                                                                                                 6,343,264
                                                                                                              ------------
        Mining And Metals--1.0%  Aluminum Co. of America.......................                1,150                83,950
                                 Freeport-McMoran Copper & Gold, Cl. B.........                3,400                81,175
                                 Phelps Dodge..................................                  900                66,937
                                 USX-U.S. Steel Group..........................                3,300               112,200
                                                                                                              ------------
                                                                                                                   344,262
                                                                                                              ------------
           Transportation--1.0%  Canadian Pacific..............................                5,800               172,913
                                 Illinois Central..............................                5,300               188,812
                                                                                                              ------------
                                                                                                                   361,725
                                                                                                              ------------
                Utilities--9.7%  Ameritech.....................................                5,700               370,500
                                 Bell Atlantic.................................                8,939               714,003


Dreyfus Disciplined Equity Income Fund

-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stock (continued)                                                                       Shares             Value
-------------------------------------------------------------------------------            ------------      -------------
         Utilities (continued)   BellSouth.....................................                7,950         $     376,134
                                 CINergy.......................................                3,600               118,800
                                 Centerior Energy..............................                9,100               118,300
                                 Entergy.......................................                8,250               201,609
                                 Florida Progress..............................                5,500               179,094
                                 GPU...........................................                5,400               195,413
                                 GTE...........................................                4,350               184,603
                                 SBC Communications............................                6,400               407,200
                                 Telefonos de Mexico, Cl. L,  ADS..............                3,500               151,375
                                 Texas Utilities...............................                4,550               163,231
                                 US West Communications Group..................                4,600               183,137
                                                                                                              ------------
                                                                                                                 3,363,399
                                                                                                              ------------
                                 TOTAL COMMON STOCKS
                                    (cost $27,588,298).........................                               $ 33,555,225
                                                                                                              ------------
                                                                                                              ------------

Convertible Preferred Stocks--.9%
-------------------------------------------------------------------------------

         Consumer Cyclical--.4%  Kmart Financing, Cum., 7.75%..................                  700                39,856
                                 TJX Cos., Ser. E, Cum., 7%....................                  300                97,500
                                                                                                              ------------
                                                                                                                   137,356
                                                                                                              ------------
          Consumer Staples--.2%  Case, Ser. A, Cum., $4.50.....................                  600                86,100
                                                                                                              ------------
               Health Care--.3%  Pacific Health, Ser. A, Cum., $1.00...........                4,000               108,000
                                                                                                              ------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (cost $284,739)............................                               $    331,456
                                                                                                              ------------
                                                                                                              ------------


                                                                                             Principal
Convertible Corporate Bonds--.4%                                                              Amount
-------------------------------------------------------------------------------            ------------

                                 Federated Department Stores, Sub. Deb.,
                                    5%, 10/1/2003..............................          $       55,000             75,075
                                 Hospitality Franchise, Sub. Deb.,
                                    4.75%, 3/1/2003............................                  40,000             49,550
                                                                                                              ------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                    (cost $107,868)............................                               $    124,625
                                                                                                              ------------
                                                                                                              ------------

Short-Term Investments--1.6%
------------------------------------------------------------------------------

        Repurchase Agreements;      Goldman Sachs & Company,
                                    Tri-Party Repurchase Agreement, 5.67% dated
                                    10/31/97 to be repurchased at $571,444 on
                                    11/3/97, collateralized by $611,000 U.S.
                                    Treasury Bills due 9/17/98

                                    (cost $571,174)............................           $     571,174       $    571,174
                                                                                                              ------------
                                                                                                              ------------
TOTAL INVESTMENTS (cost $28,552,079)...........................................                   99.7%       $ 34,582,480
                                                                                                 ------       ------------
                                                                                                 ------       ------------
CASH AND RECEIVABLES (NET).....................................................                     .3%       $     96,914
                                                                                                 ------       ------------
                                                                                                 ------       ------------
NET ASSETS.....................................................................                  100.0%       $ 34,679,394
                                                                                                 ------       ------------
                                                                                                 ------       ------------
                       See notes to financial statements.


Dreyfus Disciplined Equity Income Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997

                                                                                                  Cost            Value
                                                                                              ------------    ------------

ASSETS:                       Investments in securities--See Statement of Investments          $28,552,079     $34,582,480
                              Cash.............................................                                     63,572
                              Receivable for shares of Capital Stock subscribed                                     83,000
                              Dividends and interest receivable................                                     54,897
                                                                                                              ------------
                                                                                                                34,783,949
                                                                                                              ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     30,212
                              Due to Distributor...............................                                        126
                              Payable for shares of Capital Stock redeemed.....                                     74,217
                                                                                                              ------------
                                                                                                                   104,555
                                                                                                              ------------

NET ASSETS.....................................................................                                $34,679,394
                                                                                                              ------------
                                                                                                              ------------

REPRESENTED BY:               Paid-in capital..................................                                $26,325,849
                              Accumulated undistributed investment income--net..                                   121,281
                              Accumulated net realized gain (loss) on investments                                2,201,863
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                 6,030,401
                                                                                                              ------------

NET ASSETS.....................................................................                                $34,679,394
                                                                                                              ------------
                                                                                                              ------------

                            NET ASSET VALUE PER SHARE
                          -----------------------------


                                                                                    Institutional      Retail
                                                                                       Shares          Shares

                                                                                    ------------    ------------

Net Assets.....................................................................       $6,455,595     $28,223,799
Shares Outstanding.............................................................          354,185       1,548,439


NET ASSET VALUE PER SHARE......................................................           $18.23          $18.23
                                                                                         -------         -------
                                                                                         -------         -------

                       See notes to financial statements.

Dreyfus Disciplined Equity Income Fund
------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $4,746 foreign taxes
                                withheld at source)......................                  $  568,187
                              Interest...................................                      30,426
                                                                                          -----------

                                Total Income.............................                                     $  598,613


EXPENSES:                     Management fee--Note 2(a)...................                    229,763
                              Distribution fees (Institutional Shares)--Note 2(b)              13,466
                              Loan commitment fees--Note 4................                        250
                                                                                          -----------

                                Total Expenses...........................                                       243,479
                                                                                                            -----------

INVESTMENT INCOME--NET....................................................                                      355,134



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments ...                  $2,208,370
                              Net unrealized appreciation (depreciation) on
                                investments .............................                   3,772,628
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      5,980,998
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $6,336,132
                                                                                                             -----------
                                                                                                             -----------

                       See notes to financial statements.

Dreyfus Disciplined Equity Income Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                      Year Ended         Year Ended
                                                                                    October 31, 1997   October 31, 1996*
                                                                                    ----------------  -----------------
OPERATIONS:

  Investment income--net.......................................................         $    355,134    $    202,762
  Net realized gain (loss) on investments.....................................             2,208,370         651,540
  Net unrealized appreciation (depreciation) on investments...................             3,772,628       1,346,152
                                                                                        ------------    ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........             6,336,132       2,200,454
                                                                                        ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Institutional shares......................................................               (63,272)        (85,357)
    Retail shares.............................................................              (259,347)        (64,198)
  Net realized gain on investments:
    Institutional shares......................................................              (156,988)        (24,849)
    Retail shares.............................................................              (500,733)        (38,584)
                                                                                        ------------    ------------
      Total Dividends.........................................................              (980,340)       (212,988)
                                                                                        ------------    ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Institutional shares......................................................             3,553,780      11,592,746
    Retail shares.............................................................            16,079,961      14,631,001
  Dividends reinvested:
    Institutional shares......................................................               207,073          97,466
    Retail shares.............................................................               635,024          31,502
  Cost of shares redeemed:
    Institutional shares......................................................            (3,076,864)     (9,633,438)
    Retail shares.............................................................            (6,061,222)     (6,943,843)
                                                                                        ------------    ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.......            11,337,752       9,775,434
                                                                                        ------------    ------------
        Total Increase (Decrease) in Net Assets...............................            16,693,544      11,762,900

NET ASSETS:
  Beginning of Period.........................................................            17,985,850       6,222,950
                                                                                        ------------    ------------
  End of Period...............................................................          $ 34,679,394    $ 17,985,850
                                                                                        ------------    ------------
                                                                                        ------------    ------------
Undistributed investment income--net...........................................         $    121,281    $     88,766
                                                                                        ------------    ------------

                                                                                           Shares          Shares
                                                                                        ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Shares
  Shares sold.................................................................               206,481         879,064
  Shares issued for dividends reinvested......................................                14,114           7,545
  Shares redeemed.............................................................              (183,798)       (712,063)
                                                                                        ------------    ------------
      Net Increase (Decrease) in Shares Outstanding...........................                36,797         174,546
                                                                                        ------------    ------------
                                                                                        ------------    ------------

   Retail Shares
  Shares sold.................................................................               950,520       1,073,130
  Shares issued for dividends reinvested......................................                43,015           2,461
  Shares redeemed.............................................................              (368,789)       (527,503)
                                                                                        ------------    ------------
      Net Increase (Decrease) in Shares Outstanding...........................               624,746         548,088
                                                                                        ------------    ------------
                                                                                        ------------    ------------

-------------------
* Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.

                       See notes to financial statements.

Dreyfus Disciplined Equity Income Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Institutional Shares
                                                                    --------------------------------------------
                                                                              Year Ended October 31,
                                                                    --------------------------------------------
PER SHARE DATA:                                                      1997       1996(1)       1995      1994(2,3)
                                                                    ------      ------       ------     --------
   Net asset value, beginning of period.......................      $14.49      $12.00       $ 9.95      $10.00
                                                                    ------      ------       ------      ------
   Investment Operations:

   Investment income--net......................................        .20         .27          .22         .03
   Net realized and unrealized gain (loss) on investments.....        4.26        2.54         2.05        (.08)
                                                                    ------      ------       ------      ------
   Total from Investment Operations...........................        4.46        2.81         2.27        (.05)
                                                                    ------      ------       ------      ------
   Distributions:

   Dividends from investment income--net.......................       (.20)       (.20)        (.22)        --
   Dividends from net realized gain on investments............        (.52)       (.12)         --          --
                                                                    ------      ------       ------      ------
   Total Distributions........................................        (.72)       (.32)        (.22)        --
                                                                    ------      ------       ------      ------
   Net asset value, end of period.............................      $18.23      $14.49       $12.00      $ 9.95
                                                                    ------      ------       ------      ------
                                                                    ------      ------       ------      ------
TOTAL INVESTMENT RETURN.......................................       32.01%      23.87%       23.20%      (.50%)(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................        1.15%       1.15%        1.15%       .19%(4)
   Ratio of net investment income to average net assets.......        1.23%       1.81%        2.32%       .44%(4)
   Portfolio Turnover Rate....................................       37.17%      44.33%       37.57%      5.00%(4)
   Average commission rate paid(5)............................      $.0560      $.0555           --        --
   Net Assets, end of period (000's Omitted)..................      $6,456      $4,599       $1,714         $1

-----------------------------

(1) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares. (2) The Fund commenced operations on September 2, 1994.

(3) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(4)  Not annualized.

(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Disciplined Equity Income Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Retail Shares
                                                                    --------------------------------------------
                                                                              Year Ended October 31,
                                                                    --------------------------------------------
PER SHARE DATA:                                                      1997       1996(1)       1995      1994(2,3)
                                                                    ------      ------       ------     --------
   Net asset value, beginning of period.......................      $14.49      $12.00       $ 9.95      $10.00
                                                                    ------      ------       ------      ------
   Investment Operations:

   Investment income--net......................................        .23         .21          .28         .05
   Net realized and unrealized gain (loss) on investments.....        4.27        2.63         2.02        (.10)
                                                                    ------      ------       ------      ------
   Total from Investment Operations...........................        4.50        2.84         2.30        (.05)
                                                                    ------      ------       ------      ------
   Distributions:

   Dividends from investment income--net.......................       (.24)       (.23)        (.25)        --
   Dividends from net realized gain on investments............        (.52)       (.12)         --          --
                                                                    ------      ------       ------      ------
   Total Distributions........................................        (.76)       (.35)        (.25)        --
                                                                    ------      ------       ------      ------
   Net asset value, end of period.............................      $18.23      $14.49       $12.00      $ 9.95
                                                                    ------      ------       ------      ------
                                                                    ------      ------       ------      ------
TOTAL INVESTMENT RETURN.......................................       32.25%      24.18%       23.48%       (.50%)(5)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................         .90%        .90%         .90%        .15%(5)
   Ratio of net investment income to average net assets.......        1.46%       2.06%        2.57%        .48%(5)
   Portfolio Turnover Rate....................................       37.17%      44.33%       37.57%       5.00%(5)
   Average commission rate paid(6)............................      $.0560      $.0555         --           --
   Net Assets, end of period (000's Omitted)..................     $28,224     $13,387       $4,509      $5,005

------------------------------------

(1)  Effective July 15, 1996, Class R shares were redesignated as Retail shares.

(2)  The Fund commenced operations on September 2, 1994.

(3) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(4) Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.

(5)  Not annualized.

(6) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Disciplined Equity Income Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Equity Income Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek an above-average level of income along with moderate long-term growth of income and principal by investing in a diversified list of securities, resulting in a portfolio with a moderate level of risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 50 million of $.001 par value Capital Stock. The Fund currently offers two classes of shares: Institutional (20 million shares authorized) and Retail (30 million shares authorized). Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor and Retail shares are offered to any investor. Other differences between the classes include the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Dreyfus Disciplined Equity Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   On November 4, 1997, the Board of Directors declared dividends from net investment income for the Institutional shares and Retail shares in the amount of $.04 per share and $.051 per share, respectively, payable on November 5, 1997 to shareholders of record on November 4, 1997.

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following Funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (B) DISTRIBUTION PLAN: Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1997, the Fund was charged $13,466 for the Institutional shares pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Dreyfus Disciplined Equity Income Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (C) BROKERAGE COMMISSIONS: During the period ended October 31, 1997, the Fund incurred total brokerage commissions of $29,323, of which $8,315 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $19,953,052 and $9,190,684, respectively.

   At October 31, 1997, accumulated net unrealized appreciation on investments was $6,030,401, consisting of $6,232,137 gross unrealized appreciation and $201,736 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 5--Subsequent Event:

   On November 20, 1997, shareholders approved a reorganization, effective January 15, 1998, in which the Fund's name will be changed to Dreyfus Premier Large Company Stock Fund. The Fund's new investment objective will be to seek capital appreciation by investing principally in equity securities of large capitalization companies that are publicly traded in the United States. The Fund will offer four classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares will be subject to an initial sales charge at the time of purchase and Class B and C shares will be subject to contingent deferred sales charges. Former Institutional shares will be redesignated as Class A shares and former Retail shares will be redesignated as Class R shares. Holders of Institutional shares will continue to be eligible to purchase Class A shares at NAV (without an initial sales charge) and holders of Retail shares will continue to be eligible to purchase these shares.

Dreyfus Disciplined Equity Income Fund
-------------------------------------------------------------------------------
Independent Auditors' Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Equity Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Equity Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP
New York, New York
December 17, 1997

Dreyfus Disciplined Equity Income Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.468 per share as a long-term capital gain distribution of the $.577 per share paid on December 13, 1996.

   The Fund also designates 79.72% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

Dreyfus Disciplined Equity Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 318/718AR9710